UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2014

PHARMACYCLICS, INC
(Exact name of registrant as specified in its charter)

Delaware	000-26658	94-3148201
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

995 E. Arques Avenue, Sunnyvale, California		94085-4521
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (408) 774-0330

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

At the American Society of Hematology’s (“ASH”) 56th Annual Meeting located in San Francisco, California from December 6 through 9, 2014, eight (8) abstracts with respect to Pharmacyclics, Inc.’s (the “Company”) product, IMBRUVICA® (ibrutinib), were accepted for oral  presentation.  Exhibit 99.1, attached hereto, sets forth these eight (8) abstracts.  On November 6, 2014 ASH released such abstracts to the public by posting them on its website.  The full text of each of the eight (8) abstracts are attached to this Current Report on Form 8-K as Exhibits 99.2 through 99.9 and are incorporated herein by reference.

The information in Item 7.01 of this Form 8-K, and the related exhibits, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
99.1	Summary of Oral Presentations, which relate to Pharmacyclics, Inc.’s products at the American Society of Hematology Annual Meeting
99.2	Ibrutinib, Single Agent or in Combination with Dexamethasone, in Patients with Relapsed/Refractory Multiple Myeloma (MM): Preliminary Phase 2 Results
99.3	Complex Karyotype, Rather Than del(17p) Is Associated with Inferior Outcomes in Relapsed or Refractory CLL Patients Treated with Ibrutinib-Based Regimens
99.4	Mutational Analysis of Patients with Primary Resistance to Single-Agent Ibrutinib in Relapsed or Refractory Mantle Cell Lymphoma (MCL)
99.5
Functional evidence using deuterated water labeling that the Bruton tyrosine kinase inhibitor ibrutinib inhibits leukemia cell proliferation and trafficking and promotes leukemia cell death in patients with chronic lymphocytic leukemia and small lymphocytic lymphoma

99.6	Efficacy and Safety of Ibrutinib in Patients with Relapsed or Refractory Chronic Lymphocytic Leukemia or Small Lymphocytic Leukemia with 17p Deletion: Results from the Phase II RESONATE™-17 Trial
99.7	Combination Of Ibrutinib and BCL-2 or SYK Inhibitors In Ibrutinib Resistant ABC-Subtype Of Diffuse Large B-Cell Lymphoma
99.8	Ibrutinib and Rituximab are an Efficacious and Safe Combination in Relapsed Mantle Cell Lymphoma: Preliminary Results from a Phase II Clinical Trial
99.9	Ibrutinib Monotherapy in Relapsed/Refractory Follicular Lymphoma (FL): Preliminary Results of a Phase 2 Consortium (P2C) Trial

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

November 6, 2014
PHARMACYCLICS, INC.

	By:	/s/ Manmeet Soni
		Name:	Manmeet Soni
		Title:	Chief Financial Officer